Exhibit 10(a)

SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT
AGREEMENT AND CONSENT

        This SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND CONSENT (this “Amendment and Consent”) is dated as of June 1, 2005 and entered into by and among Joy Global Inc., a Delaware corporation (“Company”), the financial institutions listed on the signature pages hereof (collectively, the “Lenders”), Deutsche Bank Trust Company Americas, as Agent (the “Agent”), Heller Financial, Inc. and Fleet Capital Corporation as Co-Syndication Agents (the “Syndication Agents”), CIT Group/Business Credit as Documentation Agent (the “Documentation Agent”) and together with the Agent and the Syndication Agents, the “Agents”) and solely for the purposes of Section 5 hereof, the guarantors listed on the signature pages hereof (“Guarantors”) and is made with reference to that certain Second Amended and Restated Credit Agreement dated as of January 23, 2004, by and among Company, Lenders and Agents, as amended to the date hereof (the “Credit Agreement”). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

RECITALS

        WHEREAS, Company is requesting that the Lenders amend the Credit Agreement to permit Company to issue up to $325,000,000 of convertible senior subordinated notes (the “New Convertible Notes”).

        WHEREAS, Company has advised the Lenders that (1) it is planning to repurchase through a tender offer at least 99% of the outstanding principal amount of its 8-3/4% Senior Subordinated Notes due 2012 using the proceeds of the sale of the New Convertible Notes and/or cash on hand and (2) that such repurchase is permitted under the Restricted Junior Payments covenant and the other covenants in the Credit Agreement.

        WHEREAS, Company has also advised the Lenders that (1) it is planning to repurchase up to $75,000,000 of its common stock (as part of a larger stock repurchase program) using the proceeds of the sale of the New Convertible Notes and/or cash on hand and (2) that such repurchase is permitted under the Restricted Junior Payments covenant and the other covenants in the Credit Agreement.

        WHEREAS, Company, Lenders and Agent deem it advisable to amend the Credit Agreement and to give their consent as hereinafter provided.

        NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1. AMENDMENTS TO AND WAIVERS UNDER CREDIT AGREEMENT

1.1 Amendments to Section 1: Definitions Subsection 1.1 of the Credit Agreement is hereby amended by:

(a)     adding the following definition thereto in appropriate alphabetical order:

““New Convertible Notes” means the up to $325,000,000 in original principal amount of Convertible Senior Subordinated Notes due 2025 of Borrower.”; and

(b)     deleting the definition of “Subordinated Indebtedness” and replacing it with the following:

““Subordinated Indebtedness” means (1) the Senior Subordinated Notes, (2) the New Convertible Notes and (3) any Indebtedness of Borrower (other than any Indebtedness to any of its Subsidiaries) that is subordinated in right of payment to the Obligations pursuant to documentation containing maturities, amortization schedules, covenants, defaults, remedies, subordination provisions and other material terms in form and substance reasonably satisfactory to the Agent and Requisite Lenders.”

1.2 Amendments to Section 7: Borrower’s Negative Covenants

(a)     Subsection 7.1(vi) of the Credit Agreement is hereby amended by adding the following proviso to the end thereof:

“; provided, however, that from and after June 16, 2005, the aggregate principal amount of the Senior Subordinated Notes shall not exceed $5,000,000.”

(b)     A new subsection 7.1(xii) is hereby added to the Credit Agreement as follows:

“(xii)     Borrower may become and remain liable with respect to the New Convertible Notes in the original principal amount of up to $325,000,000, provided that no Potential Event of Default or Event of Default (including without limitation pursuant to Section 7.6B) shall have occurred and be continuing or shall occur after giving effect to the issuance of the New Convertible Notes.”

1.3 Waiver under Section 7.15 To the extent applicable, the Lenders waive the application of Section 7.15 to the repurchase of the Senior Subordinated Notes with the proceeds of the New Convertible Notes and cash on hand of Borrower.

Section 2. CONSENT AND AUTHORIZATION OF AGENT

        So long as Company shall have certified to Agent that any such action is taken in connection with a transaction permitted by the Credit Agreement, as amended by this Amendment and Consent and as it may be further amended from time to time, Requisite Lenders hereby consent to Agent’s execution of all such documents and instruments and to Agent’s taking all such documents and instruments and to Agent’s taking all such further actions as may be necessary or desirable to implement the issuance of the New Convertible Notes, the repurchase of the Senior Subordinated Notes or the repurchase of stock contemplated by this Amendment and Consent.

Section 3. CONDITIONS AND EFFECTIVENESS

        Sections 1 and 2 of this Amendment and Consent shall become effective as of the date hereof, upon the prior or concurrent satisfaction of all of the following conditions precedent (the date of the satisfaction of such conditions being referred to herein as the “Second Amendment Effective Date”):

(a)	Company Deliveries. Company shall deliver to Lenders the following, each, unless otherwise noted, dated the Second Amendment Effective Date:

1.	Signature and incumbency certificates of the Company officers executing this Amendment and Consent; and

2.	This Amendment and Consent executed by Company and Guarantors (the “Loan Parties”).

(b)	Execution by Lenders. Requisite Lenders shall have executed this Amendment and Consent.

(c)	Corporate Proceedings. All corporate and other proceedings taken or to be taken in connection with this Amendment and Consent and all documents incidental thereto note previously found acceptable by Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Agent and such counsel, and Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Agent may reasonably request.

Section 4. REPRESENTATIONS AND WARRANTIES

        In order to induce Lenders to enter into this Amendment and Consent and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender that the following statements are true, correct and complete:

(a)	Corporate Power and Authority. Each Loan Party has all requisite corporate power and authority to enter into this Amendment and Consent, Company has all requisite corporate power and authority to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment and Consent (the “Amended Agreement”).

(b)	Authorization of Agreements. The execution and delivery of this Amendment and Consent and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of each Loan Party thereto.

(c)	No Conflict. The execution and delivery by each Loan Party of this Amendment and Consent and the performance by Company of the Amended Agreement do not and will not (i) violate any provisions of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, (ii) conflict with, results in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) results in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than any Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries.

(d)	Governmental Consents. The execution and delivery by each Loan Party of this Amendment and Consent and performance by Company of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal state or other governmental authority of regulatory body.

(e)	Binding Obligation. This Amendment and Consent has been duly executed and delivered by each Loan Party, the Amended Agreement has been duly executed and delivered by Company and each of this Amendment and Consent and the Amended Agreement are the legally valid and binding obligations of each Loan Party party thereto, enforceable against such Loan Party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

(f)	Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 5 of the Credit Agreement are incorporated herein by this reference and are and will be true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

(g)	Absence of Default. After giving effect to this Amendment and Consent, no event has occurred and is continuing or will results from the consummation of the transactions contemplated by this Amendment and Consent that would constitute an Event of Default or a Potential Event of Default.

Section 5. ACKNOWLEDGEMENT AND CONSENT OF GUARANTORS

        Each of Company and each Guarantor is a party to certain Collateral Documents and in the case of the Guarantors the Guaranties, in each case as amended through the Second Amendment Effective Date. Company and Guarantors are collectively referred to herein as the “Credit Support Parties,” and such Collateral Documents and Guaranties are collectively referred to herein as the “Credit Support Documents.”

        Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and Consent and consents to the amendment of the Credit Agreement effective pursuant to this Amendment and Consent. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and, except as otherwise expressly provided in this Amendment and Consent, all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all “Obligations,” “Guarantied Obligations” and “Secured Obligations,” as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such “Obligations,” “Guarantied Obligations” or “Secured Obligations,” as the case may be, in respect of the Obligations of Company now or hereafter existing under or in respect of the Amended Agreement and the Notes defined therein.

        Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or by which it is otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment and Consent. Each Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents to which is a party or otherwise bound are true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

        Each Credit Support Party (other than Company) acknowledges and agreed that (i) notwithstanding the conditions to effectiveness set forth in this Amendment and Consent, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effective pursuant to this Amendment and Consent and (ii) nothing in the Credit Agreement, this Amendment and Consent or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

Section 6. MISCELLANEOUS

(a)	Reference to and Effect on the Credit Agreement and the Other Loan Documents.

1.	On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring to the credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

2.	Except as specifically amended by this Amendment and Consent, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

3.	The execution, delivery and performance of this Amendment and Consent shall not, except as expressly provided herein, constitute a waiver of any provisions of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

(b)	Fees and Expenses. All costs, fees and expenses as described in subsection 10.2 of the Credit Agreement with respect to this Amendment and Consent shall be for the account of Company

(c)	Headings. Section and subsection headings in this Amendment and Consent are included herein for convenience or reference only and shall not constitute a part of this Amendment and Consent for any other purpose or be given any substantive effect.

(d)	Applicable Law. THIS AMENDMENT AND CONSENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

(e)	Counterparts. This Amendment and Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Consent to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

COMPANY: JOY GLOBAL INC., a Delaware corporation By: ________________________________ Title: ________________________________

GUARANTORS:

AMERICAN ALLOY CORPORATION
HARNISCHFEGER CORPORATION
JOY TECHNOLOGIES INC.
THE HORSBURGH & SCOTT CO.
HARNISCHFEGER WORLD SERVICES
      CORPORATION
SOUTH SHORE CORPORATION
SOUTH SHORE DEVELOPMENT, LLC

By: _______________________________
Title: _______________________________

HARNISCHFEGER TECHNOLOGIES, INC
HCHC, INC.
JOY MM DELAWARE, INC.
HIHC, INC.

By: _______________________________
Title: _______________________________

LENDERS: DEUTSCHE BANK TRUST COMPANY AMERICAS, individually and as Agent By: _________________________ Title: _________________________ By: _________________________ Title: _________________________